UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 21, 2009

                             PIER 1 IMPORTS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    001-07832              75-1729843
--------------------------------------------------------------------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)      File Number)       Identification Number)


                   100 Pier 1 Place, Fort Worth, Texas 76102
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                 817-252-8000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of
          Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (b) Effective August 21, 2009, Tom M. Thomas resigned from his positions as director and the non-executive Chairman of the Board of Pier 1 Imports, Inc. (the "Company").

               On August 27, 2009, the Company's Board of Directors elected Dr. Michael R. Ferrari to serve as the non-executive Chairman of the Board. In addition, the Board of Directors approved reducing the number of directors comprising the Company's Board of Directors from eight (8) to seven (7).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PIER 1 IMPORTS, INC.


Date: August 27, 2009                   By: /s/ Michael A. Carter
                                            ------------------------------------
                                        Michael A. Carter, Senior Vice
                                        President and General Counsel, Secretary